                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               __________________

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) of the
                         SECURITIES EXCHANGE ACT OF 1934

                                 March 29, 2005

                                NeoGenomics, Inc.
               (Exact Name of Registrant as Specified in Charter)

          Nevada                   333-72097                 74-2897368
(State or other jurisdiction      (Commission               (IRS Employer
     of incorporation)            File Number)            Identification No.)

12701 Commonwealth Drive, Suite 9, Fort Myers, FL                 33913
    (Address of principal executive offices)                   (Zip code)

Registrant's telephone number, including area code:            (239) 768-0600

Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

        On March 23, 2005, NeoGenomics, Inc. (the "Company") entered into a definitive Loan Agreement with Aspen Select Healthcare, L.P. (formerly known as
MVP 3, LP or "MVP") which will provide new funding for the Company's business plan and repay existing indebtedness. Under the terms of the agreements, Aspen
Select Healthcare, LP ("Aspen"), a Naples, Florida-based private investment fund which is controlled by Steven Jones, a Director of NeoGenomics, Inc., will make available up to $1.5 million of debt financing in the form of a revolving credit facility (the "Credit Facility"). The Credit Facility, which has an initial maturity of March 31, 2007, refinances the Company's existing indebtedness of
$740,000 owed to MVP 3, which was due on March 31, 2005, and provides for additional availability of up to another $760,000. Aspen is managed by its
General Partner, Medical Venture Partners, LLC.

        Under the terms of the Credit Facility, the Company will be able to borrow up to 80% of its accounts receivable that are less than 90 days old, 50% of its net property, plant and equipment balance, and up to $500,000 on an unsecured basis currently, and an additional $500,000 on or before April 30, 2005. The interest rate on the Credit Facility is prime plus 600 basis points, payable monthly in arrears. As part of the transaction, the Company has also issued to
Aspen a five year Warrant to purchase 2,500,000 shares of its common stock at an exercise price of $0.50/share.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

         (a) Not applicable.

         (b) Not applicable.

         (c) Exhibit No. Description.

Exhibit            Description                                                           Location
99.1               Loan Agreement between NeoGenomics, Inc. and Aspen Select             Provided herewith
                   Healthcare, L.P. dated March 23, 2005
99.2               Amended and Restated Registration Rights Agreement between            Provided herewith
                   NeoGenomics, Inc. and Aspen Select Healthcare, L.P. and individuals dated March 23, 2005
99.3               Guaranty of NeoGenomics, Inc., dated March 23, 2005                   Provided herewith
99.4               Stock Pledge Agreement between NeoGenomics, Inc. and Aspen Select     Provided herewith
                   Healthcare, L.P., dated March 23, 2005
99.5               Warrant issued to Aspen Select Healthcare, L.P., dated March 23,      Provided herewith
                   2005
99.6               Security Agreement between NeoGenomics, Inc. and Aspen Select         Provided herewith
                   Healthcare, L.P., dated March 23, 2005
99.7               Press Release, dated March 23, 2005                                   Provided herewith

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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed in its behalf by the undersigned, thereunto duly authorized.

Date:    March 29, 2005                         NeoGenomics, Inc.

                                                By:/s/ Robert Gasparini
                                                Name:    Robert Gasparini
                                                Title:   President